UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2005

Hercules Technology Growth Capital, Inc.

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	000-51174 (Commission File Number)	74-3113410 (IRS Employer Identification No.)

525 University Ave., Suite 700, Palo Alto, California (Address of principal executive offices)	94301 (Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 1, 2005, Hercules Technology Growth Capital announced that its chief financial officer, Dennis Wolf, had informed Hercules that he intends to resign as chief financial officer and treasurer prior to August 1, 2005. Hercules was informed on or about June 27, 2005 of Mr. Wolf’s intention to resign.

Hercules also announced that David Lund has been appointed as its Vice President Finance and Senior Corporate Controller.

The press release announcing these events is attached hereto as Exhibit 99.1

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated July 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:    /s/    Manuel Henriquez

        Name: Manuel Henriquez

        Title: Chief Executive Officer

Date: July 1, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated July 1, 2005.